SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 25, 2000




                              ORPHAN MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                     0-24760                  41-1784594
         ---------                     -------                  ----------
(State or other jurisdiction   (Commission file number)      (I.R.S. employer
     of incorporation)                                    identification number)


      Suite 250,
13911 Ridgedale Drive,
    Minnetonka, MN               55305                   (952) 513-6900
    --------------               -----                   --------------
(Address of principal          (zip code)        (Registrant's telephone number,
  executive offices)                                  including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.           Other Events.

As set forth in the Company's press releases dated February 22, 2000 and February 25, 2000, and filed as Exhibits 99.2 and 99.3 hereto, the Company announced two financing transactions.

Item 7.           Financial Statements and Exhibits.

Exhibit 99.2 - Press release dated February 22, 2000
Exhibit 99.3 - Press release dated February 25, 2000
Exhibit 99.4 - Proforma Balance Sheet

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2000                        ORPHAN MEDICAL, INC.


                                                     /s/ John H. Bullion
                                                     -------------------
                                                     John H. Bullion
                                                     Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit
Number                              Description

99.2           Press release dated February 22, 2000
99.3           Press release dated February 25, 2000
99.4           Proforma Balance Sheet